Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25C

FOURTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Forth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to obtain from CSG the right to use an additional ***** ******* ************ (***) Third Party Communications Software for Voice Services Licenses ("Third Party Communications Licenses for Voice Services") for use in the test database (db) CHTT.  Accordingly, for the fees set forth in Schedule F, "CSG Services," "Processing," "Ancillary Voice Services," Item A, of the Agreement, the number of Third Party Communications Licenses for Voice Services for use in the test database (db) CHTT will be increased from *** ******* *********** (***) to **** ******* (***), effective as of the Effective Date.

2.

Customer desires to obtain from CSG the right to use *****  (**) ***** ***** Communications Software for CSG CIT®  Licenses ("Third Party Communications Licenses for CIT").  Accordingly, for the fees set forth in Schedule F, "CSG Licensed Products," "Call Center, Installation and Other Associated Items," Item 12, of the Agreement, the number of Third Party Communications Licenses for CIT will be (**), effective as of the Effective Date.

3.

Customer desires to obtain from CSG the right to use and CSG shall develop, license and provide the "Retention Pop-Up" application, as a customized interim solution.  Development of the Retention Pop-Up application shall be completed in accordance with the SOW to be executed by the parties hereto titled "Retention Pop-Up Application and Interface to CIT" (CSG document no. 2300396) (the "Retention Pop-Up SOW").  Customer will transition from using the Retention Pup-Up application when Customer begins to use CSG's Product Configurator with Offer Management solution.

4.

Accordingly, for the fees set forth below, CSG will develop, deliver, license and support the Retention Pop-Up application solution that will be capable of presenting appropriate primary and secondary retention offers to Customer's CSRs for Customer-defined subscribers' accounts.

Schedule F, Fees, is modified by adding the following fees:

CSG shall provide the hosted Retention Pop-Up application for the following fees:

Description of Item/Unit of Measure	Frequency	Fee
A. Documentation, Development, Testing, Installation, and Deployment of the "Retention Pop-Up" application and interface updates	*** ****	$*********
B. SmartLink BOS Integration and Certification for CIT web service	*** ****	$********
C. Support (Note 1) (Note 2)	******	$*********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1. ****** Support Fees will be paid in advance upon Installation of the CIT web service and ******** thereafter.

Note 2.  ****** support includes support for updates to code needed for any ACSR/CCS releases that occur during the ****** period and fixing bugs that may occur in use of the Retention Pop-Up application.

5.

In consideration of Customer's agreement to pay the documentation, development, testing, installation, and deployment Fees in 4(A) above, should Customer begin to incur Technical Services fees in relation to the production implementation of CSG's Product Configurator with Offer Management solution within *** (*) **** of execution of the Retention Pop-Up SOW, Customer shall be invoiced based upon a ******* ****** **** for such Technical Services.  The ********* in Customer's ****** ****, which shall be determined and documented in a Statement of Work for Technical Services related to the Product Configurator with Offer Management implementation, shall be ***** ******* (**%) of the documentation, development, testing, installation, and deployment Fees for the Retention Pop-Up solution; i.e., the one time Fee of $********** will be discounted in the amount of $********* (the "Product Configurator with Offer Management Technical Services Discount").  In the event that Product Configurator with Offer Management implementation is not completed during the ****** (**) ***** period following commencement of the Technical Services related to the Product Configurator with Offer Management implementation, any remaining balance of the Product Configurator with Offer Management Technical Services Discount **** ****** **** *** ****.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph R. Stackhouse	By: /s/ Robert M. Scott
Title: SVP	Title: EVP
Name: Joseph R. Stackhouse	Name: Robert M. Scott
Date: 6-5-09	Date: 6-24-09